TRANSCAT®

NASDAQ: TRNS

Q1 Fiscal 2026 | Financial Results

Lee D. Rudow
President and CEO

Michael W. West
Chief Operating Officer

Tom L. Barbato
Chief Financial Officer

August 7, 2025



Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical fact are forward-looking statements. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "will," "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "target," "aims" and other similar expressions or variations thereof. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to outlook, anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, potential acquisitions, integration of acquired businesses, market position, customer preferences, and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q1 FY26 Summary

Consolidated Results

- Q1 Revenue grew 15% vs prior year to $76.4M
- Q1 adjusted EBITDA increased 15% from prior year to $11.8M
- Q1 Net Income of $3.3M or $0.35 per diluted share
- Closed new 5-Year $150M syndicated secured credit facility

Service Segment

- Q1 Service Revenue increased 12% to 49.1M
- Q1 Gross Profit grew 9% from prior year to $16.2M
- Acquired leading calibration service provider, Essco Calibration Laboratory

Distribution Segment

- Q1 Revenue growth of 19% to $27.3M
- Q1 Gross Profit increased 24% to $9.6M
- Q1 Gross Margin expansion of 130bps to a record 35.2%

Essco Calibration Laboratory

TRANSCAT Trust in every measure

New England Market Leader in Calibration Services

- ✓ Largest deal in Transcat history - $84 million cash purchase
- ✓ Transaction was supported by new $150 million syndicated credit facility jointly led by M&T Bank and Wells Fargo Bank
- ✓ Operating for over 50 years, Essco has grown the business to over $22 million in annual revenue with EBITDA margins above 25%
- ✓ Providing both in-house and onsite services to a wide range of customers in the Medical, Life Science, Aerospace & Defense and Industrial sectors, and beyond
- ✓ Sales and cost synergy opportunities, including consolidation of Transcat's Boston operations in support of the New England region
- ✓ Check all of Transcat's "acquisition boxes", geographic reach, increased capabilities and leveraging existing infrastructure (bolt-on opportunities in the New England region)

Revenue

($ in millions)


Service Segment
12%
$43.8
$49.1
Q1 FY25
Q1 FY26
Distribution Segment
19%
$22.9
$27.3
Q1 FY25
Q1 FY26
Consolidated
15%
$66.7
$76.4
Q1 FY25
Q1 FY26

- Consolidated revenue up 15% from prior year to $76.4M as both segments grew double-digits
- Service revenue growth of 12% despite economic volatility; 65th consecutive quarter of YoY growth
- Distribution revenue growth of 19% primarily due to strong Rentals performance

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Gross Profit and Margin

($ in millions)



Service Segment
9%
$14.9
$16.2
34.0%
33.0%
Q1 FY25
Q1 FY26



Distribution Segment
24%
$7.8
$9.6
33.9%
35.2%
Q1 FY25
Q1 FY26



Consolidated
14%
$22.7
$25.8
34.0%
33.8%
Q1 FY25
Q1 FY26

- Consolidated Gross Profit of $25.8M increased 14% from prior year
- Service Gross Profit increased 9% to $16.2M
- Distribution Gross Profit increased 24% with 130bps Gross Margin expansion driven by strong performance from higher-margin Rentals

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Net Income, Diluted EPS, Adjusted Diluted EPS*

($ in millions, except EPS)



Net Income
$4.4
$3.3
Q1 FY25
Q1 FY26
Diluted EPS
$0.48
$0.35
Q1 FY25
Q1 FY26
Adjusted EPS*
$0.68
$0.59
Q1 FY25
Q1 FY26

- Net Income of $3.3M decreased 26.0% from prior year driven by higher interest expense and taxes
- Diluted EPS of $0.35 vs $0.48 in prior year
- Adjusted EPS of $0.59

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted EPS reconciliation and other important information regarding Adjusted EPS*

Adjusted EBITDA* and Margin

($ in millions)


Service Segment
-1%
$7.0
15.9%
$6.9
14.1%
Q1 FY25
Q1 FY26
Distribution Segment
49%
$3.2
14.2%
$4.8
17.7%
Q1 FY25
Q1 FY26
Consolidated
$10.2
15%
$11.8
15.3%
15.4%
Q1 FY25
Q1 FY26

- Consolidated adjusted EBITDA grew 15% to $11.8M with 10bps margin expansion
- Distribution adjusted EBITDA increased 49% primarily due to growth in Rentals

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

Operating Free Cash Flow

($ in millions)

	Three Months Ended	
Note: Components may not add to totals due to rounding	June 28 2025	June 29 2024
Net cash provided by operations	$3.6	$8.9
Capital expenditures (CapEx)	(4.6)	(3.7)
Operating free cash flow (FCF)**	**($1.0)**	**$5.3**

- Operating Free Cash Flow lower vs prior year related to timing of payments
- Capital expenditures remain focused on Service capabilities/expansion, rental pool assets and technology; in line with expectations

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

Balance Sheet Supports Growth Strategy

($ in millions)

Capitalization		
Note: Components may not add to totals due to rounding	**June 28 2025**	**June 29 2024**
Cash, cash equivalents, & marketable securities	$1.9	$22.7
Total debt	34.4	3.6
Total net debt	**$32.5**	**($19.1)**
Shareholders' equity	292.5	262.3
Total capitalization	**$326.9**	**$265.9**
Debt/total capitalization	10.5%	1.3%
Net debt/total capitalization	10.0%	-7.2%

- 0.82x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- $46.8M available from credit facility at quarter-end
- Closed new 5-Year $150M syndicated secured credit facility, just after quarter-end

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Outlook*

TRANSCAT Trust in every measure

2026 Expectations

Service segment: We expect progressively improving service organic revenue growth in 2026 and anticipate a return to high single-digit service organic revenue growth in the second half of 2026, barring any further economic uncertainty.

Total Transcat: We expect the fiscal 2026 income tax rate to be in the range of 27% to 29%.

Mid-to-long Term Outlook

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- Our business continues to benefit from a predominantly life science-oriented market, driven by regulation and recurring revenue streams
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- We anticipate demonstrating more leverage on the SG&A investments we have made in the years ahead
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy

** Outlook provided as of May 15, 2024*

Questions & Answers

TRANSCAT®

NASDAQ: TRNS

Q1 Fiscal 2026 | Financial Results

Investor Relations

Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
TRNS@mzgroup.us

August 7, 2025

TRANSCAT, INC

35 Vantage Point Drive
Rochester, NY 14624



TRANSCAT
1503

Conference Call and Webcast Playback

- Replay Number: **844-512-2921** (US & Canada) **412-317-6671** (international)
  passcode: 11159645
  Telephone replay available through **Tuesday, August 14th, 2025**

- Webcast:
  https://viavid.webcasts.com/starthere.jsp?ei=1727811&tp_key=beaff2fcef

- Webcast / Presentation / Replay available at
  https://www.transcat.com/investor-relations

Supplemental Information

TRANSCAT®
Trust in every measure

Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)	FY 2025 Q1	FY 2026 Q1
Net Income	$ 4,408	$ 3,261
+ Interest Expense / (Income), net	(260)	440
+ Tax Provision	820	1,304
+ Depreciation & Amortization	4,113	5,605
+ Transaction Expense	434	28
+ Noncash Stock Compensation	697	1,130
Adjusted EBITDA	$10,212	$11,768

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)	FY 2025 Q1	FY 2026 Q1
Service Operating Income	$ 4,091	$ 2,567
+ Depreciation & Amortization	2,402	3,763
+ Transaction Expense	146	28
+ Acquisition Earn-Out Adjustment	-	
+ Other (Expense) / Income	(96)	(230)
+ Noncash Stock Compensation	421	802
Service Adjusted EBITDA	$ 6,964	$ 6,930
Distribution Operating Income	$ 1,008	$ 2,771
+ Depreciation & Amortization	1,711	1,842
+ Transaction Expense	288	-
+ Acquisition Earn-Out Adjustment	-	
+ Other (Expense) / Income	(35)	(103)
+ Noncash Stock Compensation	276	329
Distribution Adjusted EBITDA	$ 3,248	$ 4,839
Service EBITDA	$6,964	$6,930
Distribution EBITDA	$3,248	$4,839
Total Adjusted EBITDA	$10,212	$11,769

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Adjusted Diluted EPS Reconciliation

($ in thousands)

($ in thousands except per share data)		
	FY 25 Q1	Q1 FY 26
GAAP Net Income	$ 4,408	$ 3,261
Add back (deduct)	$ 1,831	$ 2,263
Amortization of Intangibles	1,749	2,844
Acquisition deal costs	434	28
Acq Stock Expense	234	145
Acquisition Amortization of backlog	24	-
Income Tax Effect at 25%	(610)	(754)
Non-GAAP adjusted net income	$ 6,239	$ 5,524
Average diluted shares outstanding	9,196	9,389
Diluted income per share - GAAP	$ 0.48	$ 0.35
Diluted income per share - Non-GAAP	$ 0.68	$ 0.59

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Diluted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction and integration expenses, and acquisition amortization of backlog), which is a non-GAAP measure. Our management believes Adjusted Diluted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Diluted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Diluted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.